UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 17, 2017

AMERI Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26460	95-4484725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Canal Pointe Boulevard, Suite 108, Princeton, New Jersey		08540
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (732) 243-9250

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 17, 2017, Ameri Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Northland Securities, Inc., as representative (the “Representative”) of the underwriters (the “Underwriters”) named therein, relating to a firm commitment underwritten public offering of 1,475,000 shares of the Company’s common stock (the “Common Stock”) at a price to the public of $4.115 per share and warrants (the “Warrants”) to purchase up to an aggregate of 1,475,000 shares of Common Stock at a price to the public of $0.01 per Warrant. The Warrants will have a per share exercise price of $4.115, are exercisable immediately and will expire five years from the date of issuance. The Company also granted the Underwriters a 30-day option to purchase up to an additional 221,250 shares of Common Stock and 221,250 additional Warrants to cover over-allotments, if any.

Northland Securities, Inc. is acting as sole bookrunner for the offering and Barrington Research Associates, Inc. is acting as co-manager for the offering, which is a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 (File No. 333-220499) and a related prospectus filed with the Securities and Exchange Commission, which became effective on November 9, 2017. A post-effective amendment to the registration statement became effective on November 17, 2017.

Pursuant to the Underwriting Agreement, the Company will pay the Underwriters a commission equal to 7.0% of the gross proceeds of the offering and up to $100,000 of accountable expenses.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions.

In connection with the offering, the Company also entered into a warrant agent agreement (the “Warrant Agent Agreement”) dated November 17, 2017 with Corporate Stock Transfer (“Corporate Stock”) for Corporate Stock to act as warrant agent for the Warrants.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to Exhibit 1.1. The prospectus relating to the offering has been filed with the Securities and Exchange Commission.

Copies of the Warrant Agent Agreement with the form of Warrant are filed hereto as Exhibit 4.1. The foregoing descriptions of the Warrant Agent Agreement and the Warrant are not complete and are qualified in their entirety by reference to Exhibit 4.1.

Item 8.01. Other Material Information.

On November 17, 2017, Ameri Holdings, Inc. issued a press release entitled “Ameri Holdings, Inc. Prices Public Offering and Lists on the Nasdaq Capital Market”. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No. Description

1.1	Underwriting Agreement dated November 17, 2017 between Ameri Holdings, Inc. and Northland Securities, Inc.
4.1	Warrant Agent Agreement dated November 17, 2017 between Ameri Holdings, Inc. and Corporate Stock Transfer, Inc. (includes form of Warrant).
99.1	Press release, dated November 17, 2017.

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated November 17, 2017 between Ameri Holdings, Inc. and Northland Securities, Inc.
4.1	Warrant Agent Agreement dated November 17, 2017 between Ameri Holdings, Inc. and Corporate Stock Transfer, Inc. (includes form of Warrant).
99.1	Press release, dated November 17, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 17, 2017	AMERI HOLDINGS, INC.

	By:	/s/ Giri Devanur
		Name:	Giri Devanur
		Title:	President and Chief Executive Officer